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     As filed with the Securities and Exchange Commission on April 27, 2000


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 27, 2000


               Exact name of Registrant as specified
Commission     in its charter, address of principal          State of         I.R.S. Employer
File No.       executive offices, telephone number         Incorporation    Identification No.
1-8349         FLORIDA PROGRESS CORPORATION                   Florida           59-2147112
               One Progress Plaza
               St. Petersburg, Florida 33701
               Telephone (727) 824-6400

1-3274         FLORIDA POWER CORPORATION                      Florida           59-0247770
               One Progress Plaza
               St. Petersburg, Florida 33701
               Telephone (727) 820-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.




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Item 5.  Other Events

         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended March 31, 2000:

         Florida Progress issued an Investor News report dated April 27, 2000 reporting first quarter 2000 earnings. A copy of the Investor News report is filed herewith as Exhibit 99.

         In addition, Edward Moneypenny, Florida Progress' Senior Vice President and Chief Financial Officer, has indicated that Florida Progress' 2000 earnings per share is expected to be around $3.50 per share, due to higher expected synfuel sales. In response to an analyst's question as to whether the 6 to 7 percent earnings per share growth would be achievable for 2001 on a stand-alone basis, Mr. Moneypenny confirmed that Florida Progress' earnings growth could be between 6 and 7 percent.

A caution about forward looking statements

         This report contains certain forward looking statements, including projections regarding Florida Progress' earnings per share. These statements, and any other statements contained herein that are not historical facts, are forward-looking statements that are based on a series of projections and estimates regarding the economy, the electric utility business and Florida Progress' other businesses in general. Key factors that have a direct impact on the ability to attain these projections include continued annual growth in customers, the weather, successful cost containment efforts, the operations of synthetic fuel plants and the efficient operation of Florida Power's existing and future generating units. If these projections and estimates regarding the economy, the electric utility business and other factors differ materially from what actually occurs, or if various legal or regulatory proceedings have unfavorable outcomes, then actual results could vary significantly from the performance projected in the forward-looking statements.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)       Description of Exhibit

99                       Florida Progress Corporation Investor News report dated
                         April 27, 2000.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FLORIDA PROGRESS CORPORATION

                                             FLORIDA POWER CORPORATION

                                             By: /s/ Pamela A. Saari
                                                --------------------------------
                                                Pamela A. Saari
                                                Treasurer of each Registrant




Date: April 27, 2000






















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                                  EXHIBIT INDEX


Exhibit No.    Description of Exhibit

99             Florida Progress Corporation Investor News report dated
               April 27, 2000.

































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